Subsequent Events	12 Months Ended
Feb. 28, 2021
Disclosure of events after reporting period [text block] [Abstract]
SUBSEQUENT EVENTS
38.	SUBSEQUENT EVENTS

Nasdaq listing and JSE inward listing

Karooooo listed on the NASDAQ on April 1, 2021 and has raised USD33.8 million gross cash for general corporate purposes including the growth and expansion of Cartrack, such as research and development. Karooooo issued 1,207,500 shares at an offer price of USD28 per share which is equivalent to the offer price made to Cartrack shareholders to participate in the reinvestment offer, enabling Karooooo to proceed with the initial public offering in order to meet the requirements to list on the NASDAQ. Currently there are 30,951,106 shares in issue on the NASDAQ (20,419,294 owned by Cartrack founder Isaias Jose Calisto and the remainder by public shareholders).

As at February 28, 2021, Cartrack shareholders owning 76,645,163 shares have agreed to participate in the reinvestment offer of Karooooo through the issue of irrevocable undertakings. As the reinvestment offer is based on exchanging a fixed number of Karooooo shares for a fixed number of Cartrack shares, this contract is classified as equity. Karooooo had adopted the present-access method to account for the transaction and there was no net impact to equity.

The reinvestment offer to Cartrack shareholders (see Cartrack SENS announcement of January 19, 2021) was finalized on April 16, 2021 with 99% of the eligible Cartrack shareholders opting to remain invested in Karooooo, highlighting investor confidence in our leadership, business model and investment case. These shareholders received 1 Karooooo share for every 10 Cartrack shares held.

Karooooo, as listed on the NASDAQ and inward listed on the JSE on April 21, 2021, now owns 100% of Cartrack.

The listing comprises 30,951,106 Karooooo shares (21,540,394 of which are issued on the US shares register and 9,410,712 of which are issued on the SA share register) in the “Software” sector and sub-sector on the Main Board of the JSE. Of the 9,410,712 Karooooo shares on the SA share register, 5,774,312 are public shareholders constituting a 61% free float on the JSE. Of the 5,774,312 public shareholders holding Karooooo shares on the SA share register, non-South African resident shareholders (excluding US resident shareholders) are able to transfer their shares to the NASDAQ from May 31, 2021 onwards. US resident shareholders can do the same from October 18, 2021. This could increase the number of Karooooo shares in issue on the NASDAQ, which is expected to support future liquidity of the share trading on the NASDAQ. Currently, shareholders holding Karooooo shares listed on the NASDAQ are able to transfer their shareholdings to the JSE without any restrictions.

Total expected IPO costs amount to ZAR83.7 million of which ZAR34.6 million is expensed and ZAR49.1 million will be set-off against share capital. The costs of the IPO expensed in the fourth quarter of full year 2021 were ZAR 25.6 million. It is estimated that a further ZAR9 million will be expensed and the remainder will be set-off against share capital in the first quarter of full year 2022.

Related party loan

On December 22, 2020, the Company entered into an agreement with a related party (Orient Victoria Pte Ltd), whereby the related party agreed to lend and advance up to USD65 million for the sole purpose of facilitating the Company’s acquisition of the remaining interest in the subsidiary, Cartrack Holdings Limited. The related party loan bore interest at a rate of 1.25% and was repayable as soon as possible and prior to the Company paying any dividends. On December 29, 2020, the Company received a USD 58.5 million loan from Orient Victoria Pte Ltd. This loan was fully repaid on April 22, 2021.